                                                                    Exhibit 4.15


================================================================================



                                    INDENTURE


                                     BETWEEN


                        AMERICA WEST HOLDINGS CORPORATION

                                       AND

                            WILMINGTON TRUST COMPANY,
                  AS TRUSTEE AND NOT IN ITS INDIVIDUAL CAPACITY



                     7.5% CONVERTIBLE SENIOR NOTES DUE 2009




                          DATED AS OF JANUARY 18, 2002



================================================================================

                             CROSS-REFERENCE TABLE*

Trust Indenture                                                        Indenture
Act Section                                                             Section
-----------                                                             -------
310(a)(1).......................................................           5.11
   (a)(2).......................................................           5.11
   (a)(3).......................................................            n/a
   (a)(4).......................................................            n/a
   (a)(5).......................................................           5.11
   (b)..........................................................      5.3; 5.11
   (c)..........................................................            n/a

311(a)..........................................................           5.12
   (b)..........................................................           5.12
   (c)..........................................................            n/a

312(a)..........................................................            2.9
   (b)..........................................................           12.3
   (c)..........................................................           12.3

313(a)..........................................................            5.7
   (b)(1).......................................................            n/a
   (b)(2).......................................................            5.7
   (c)..........................................................      5.7; 12.2
   (d)..........................................................            5.7

314(a)(1),(2),(3)...............................................      9.4; 12.2
   (a)(4).......................................................      9.5; 12.6
   (b)..........................................................            n/a
   (c)(1).......................................................           12.5
   (c)(2).......................................................           12.5
   (c)(3).......................................................            n/a
   (d)..........................................................            n/a
   (e)..........................................................           12.6
   (f)..........................................................            n/a

315(a)..........................................................         5.1(a)
   (b)..........................................................      5.6; 12.2
   (c)..........................................................         5.1(b)
   (d)..........................................................         5.1(c)
   (e)..........................................................           4.14

316(a)(last sentence)...........................................      2.13, 7.2
   (a)(1)(A)....................................................            4.5
   (a)(1)(B)....................................................            4.4
   (a)(2).......................................................            n/a

Trust Indenture                                                        Indenture
Act Section                                                             Section
-----------                                                             -------
   (b)..........................................................            4.7
   (c)..........................................................            7.4

317(a)(1).......................................................            4.8
   (a)(2).......................................................            4.9
   (b)..........................................................            2.6

318(a)..........................................................           12.1
   (b)..........................................................            n/a
   (c)..........................................................           12.1


----------
"n/a" means not applicable.

* This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                           PAGE
ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE.....................................    1

    Section 1.1. Definitions.............................................................    1

    Section 1.2. Incorporation by Reference of Trust Indenture Act.......................    9

    Section 1.3. Rules of Construction...................................................   10

ARTICLE 2 THE SECURITIES.................................................................   10

    Section 2.1. Title and Terms; Issuable In Series.....................................   10

    Section 2.2. Form of Securities......................................................   13

    Section 2.3. Security Legend.........................................................   14

    Section 2.4. Execution, Authentication, Delivery and Dating of the Securities........   17

    Section 2.5. Registrar and Paying Agent..............................................   18

    Section 2.6. Paying Agent to Hold Assets in Trust....................................   19

    Section 2.7. General Provisions Relating to Registration, Transfer and Exchange......   19

    Section 2.8. Book-Entry Provisions for the Global Securities.........................   20

    Section 2.9. Holder Lists............................................................   22

    Section 2.10. Persons Deemed Owners..................................................   22

    Section 2.11. Mutilated, Destroyed, Lost or Stolen Securities........................   22

    Section 2.12. Treasury Securities....................................................   23

    Section 2.13. Temporary Securities...................................................   23

    Section 2.14. Cancellation...........................................................   24

    Section 2.15. CUSIP Numbers..........................................................   24

    Section 2.16. Defaulted Interest.....................................................   24

ARTICLE 3 DISCHARGE OF INDENTURE.........................................................   24

    Section 3.1. Discharge of Liability on Securities....................................   24

    Section 3.2. Repayment to the Company................................................   25

ARTICLE 4 DEFAULTS AND REMEDIES..........................................................   25

    Section 4.1. Events of Default.......................................................   25

    Section 4.2. Acceleration of Maturity; Rescission and Annulment......................   27

    Section 4.3. Other Remedies..........................................................   27

    Section 4.4. Waiver of Past Defaults.................................................   28

    Section 4.5. Control by Majority.....................................................   28

    Section 4.6. Limitation on Suit......................................................   28

    Section 4.7. Unconditional Rights of Holders to Receive Payment and to Convert.......   29

    Section 4.8. Collection of Indebtedness and Suits for Enforcement by the Trustee.....   29

    Section 4.9. Trustee May File Proofs of Claim........................................   30

    Section 4.10. Restoration of Rights and Remedies.....................................   31

    Section 4.11. Rights and Remedies Cumulative.........................................   31

    Section 4.12. Delay or Omission Not Waiver...........................................   31

    Section 4.13. Priorities.............................................................   31

    Section 4.14. Undertaking for Costs..................................................   32

    Section 4.15. Waiver of Stay or Extension Laws.......................................   32

ARTICLE 5 THE TRUSTEE....................................................................   32

    Section 5.1. Certain Duties and Responsibilities.....................................   32

    Section 5.2. Certain Rights of Trustee...............................................   34

    Section 5.3. Individual Rights of Trustee............................................   35

    Section 5.4. Money Held in Trust.....................................................   35

    Section 5.5. Trustee's Disclaimer....................................................   35

    Section 5.6. Notice of Defaults......................................................   35

    Section 5.7. Reports by Trustee to Holders...........................................   36

    Section 5.8. Compensation and Indemnification........................................   36

    Section 5.9. Replacement of Trustee..................................................   36

    Section 5.10. Successor Trustee by Merger, Etc.......................................   37

    Section 5.11. Corporate Trustee Required; Eligibility................................   38

    Section 5.12. Collection of Claims Against the Company...............................   38

ARTICLE 6 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE...........................   38

    Section 6.1. Company and America West May Consolidate, Etc., Only on Certain Terms...   38

    Section 6.2. Successor Person Substituted............................................   39

ARTICLE 7 AMENDMENTS, SUPPLEMENTS AND WAIVERS............................................   39

    Section 7.1. Without Consent of Holders of Securities................................   39

    Section 7.2. With Consent of Holders of Securities...................................   40

    Section 7.3. Compliance with Trust Indenture Act.....................................   41

    Section 7.4. Revocation of Consents and Effect of Consents or Votes..................   41

    Section 7.5. Notation on or Exchange of Securities...................................   42

    Section 7.6. Trustee to Sign Amendment, Etc..........................................   42

ARTICLE 8 MEETING OF HOLDERS OF SECURITIES...............................................   42

    Section 8.1. Purposes for Which Meetings May Be Called...............................   42

    Section 8.2. Call Notice and Place of Meetings.......................................   43

    Section 8.3. Persons Entitled to Vote at Meetings....................................   43

    Section 8.4. Quorum; Action..........................................................   43

    Section 8.5. Determination of Voting Rights; Conduct and Adjournment of Meetings.....   44

    Section 8.6. Counting Votes and Recording Action of Meetings.........................   45

ARTICLE 9 COVENANTS......................................................................   45

    Section 9.1. Payment of Principal and Interest.......................................   45

    Section 9.2. Maintenance of Offices or Agencies......................................   45

    Section 9.3. Corporate Existence.....................................................   46

    Section 9.4. Reports.................................................................   46

    Section 9.5. Compliance Certificate..................................................   46

ARTICLE 10 REDEMPTION OF SECURITIES......................................................   47

    Section 10.1. Provisional and Optional Redemption....................................   47

    Section 10.2. Notice to Trustee......................................................   48

    Section 10.3. Selection of Securities to Be Redeemed.................................   48

    Section 10.4. Notice of Redemption...................................................   49

    Section 10.5. Effect of Notice of Redemption.........................................   50

    Section 10.6. Deposit and Payment of Redemption Price................................   50

    Section 10.7. Securities Redeemed in Part............................................   51

ARTICLE 11 CONVERSION OF SECURITIES......................................................   51

    Section 11.1. Conversion Right; Expiration of Conversion Right; Conversion Price.....   51

    Section 11.2. Exercise of Conversion Right...........................................   52

    Section 11.3. Fractions of Shares....................................................   53

    Section 11.4. Adjustment of Conversion Price.........................................   53

    Section 11.5. Notice of Adjustments of Conversion Price..............................   62

    Section 11.6. Notice Prior to Certain Actions........................................   63

    Section 11.7. Company to Reserve Common Stock........................................   64

    Section 11.8. Common Stock to be Fully Paid and Nonassessable........................   64

    Section 11.9. Taxes on Conversions...................................................   64

    Section 11.10. Cancellation of Converted Securities..................................   64

    Section 11.11. Effect of Reclassification, Consolidation, Merger or Sale.............   64

    Section 11.12. Responsibility of Trustee for Conversion Provisions...................   66

ARTICLE 12 OTHER PROVISIONS OF GENERAL APPLICATION.......................................   66

    Section 12.1. Trust Indenture Act Controls...........................................   66

    Section 12.2. Notices................................................................   66

    Section 12.3. Communication by Holders with Other Holders............................   67

    Section 12.4. Acts of Holders of Securities..........................................   67

    Section 12.5. Certificate and Opinion as to Conditions Precedent.....................   68

    Section 12.6. Statements Required in Certificate or Opinion..........................   69

    Section 12.7. Effect of Headings and Table of Contents...............................   69

    Section 12.8. Successors and Assigns.................................................   69

    Section 12.9. Separability Clause....................................................   69

    Section 12.10. Benefits of Indenture.................................................   69

    Section 12.11. Governing Law.........................................................   70

    Section 12.12. Counterparts..........................................................   70

    Section 12.13. Legal Holidays........................................................   70

    Section 12.14. Recourse Against Others...............................................   70

EXHIBITS
EXHIBIT A:  Form of Security..............................................  A-1
EXHIBIT B:  Assignment Form...............................................  B-1
EXHIBIT C:  Form of Conversion Notice.....................................  C-1
EXHIBIT D:  Form of Registration Rights Agreement.........................  D-1

            INDENTURE, dated as of JANUARY 18, 2002 (this "INDENTURE"), between AMERICA WEST HOLDINGS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 111 West Rio Salado Parkway, Tempe, Arizona 85281 (the "COMPANY") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Trustee and not in its individual capacity (the "TRUSTEE"), having its principal corporate trust office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

                             RECITALS OF THE COMPANY

            The Company has duly authorized the creation of an issue of its 7.5% Convertible Senior Notes due 2009 to be issued in one or more series (the "SECURITIES") having the terms, tenor, amount and other provisions hereinafter set forth, and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture.

            All things necessary to make the Securities, when the Securities are duly executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid and binding agreement of the Company, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders (as defined below) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

            SECTION 1.1. Definitions.

            For all purposes of this Indenture and the Securities, the following terms are defined as follows:

            "ACT", when used with respect to any Holder of a Security, has the meaning specified in Section 12.4(a).

            "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "AGENT MEMBER" has the meaning specified in Section 2.8.

            "AMERICA WEST" shall mean America West Airlines, Inc., a wholly-owned Subsidiary of the Company.

            "BANKRUPTCY LAW" means Title 11 of the U.S. Bankruptcy Code of 1978, as amended, or any similar federal or state law for the relief of debtors.

            "BOARD OF DIRECTORS" means either the board of directors of the Company or any committee of that board empowered to act for it with respect to this Indenture.

            "BOARD RESOLUTION" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

            "BUSINESS DAY", when used with respect to any Place of Payment or Place of Conversion, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or Place of Conversion, as applicable, are authorized or obligated by law to close.

            "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in equity of such Person, whether now outstanding or issued after the date of this Indenture, including, without limitation, all common stock and preferred stock.

            "CLEARSTREAM" means Clearstream Banking, societe anonyme (formerly Cedelbank).

            "COMMISSION" means the Securities and Exchange Commission or any successor agency.

            "COMMON STOCK" means the Class B common stock, par value $0.01 per share, of the Company or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications; further provided that all references to "Common Stock" in connection with adjustments to Conversion Price in Section 11.4 shall be deemed to include any class of common stock of the Company, including without limitation, Class B common stock or Class A common stock of the Company.

            "COMPANY" means the corporation named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such


                                       2.

      successor Person.

            "COMPANY ORDER" means a written order signed in the name of the Company by any Officer and delivered to the Trustee.

            "CONVERSION AGENT" means any Person authorized by the Company to convert Securities in accordance with Article 11. Initially, the Conversion Agent shall be Wilmington Trust Company.

            "CONVERSION DATE" means, with respect to any Holder, the date on which such Holder has satisfied all the requirements to convert its Securities pursuant to Section 11.2.

            "CONVERSION PRICE" has the meaning specified in Section 11.1(c).

            "CONVERSION RECORD DATE" has the meaning specified in Section
      11.4(g).

            "CORPORATE TRUST OFFICE" means for purposes of presentation or surrender of Securities for payment, registration, transfer, exchange or conversion or for service of notices or demands upon the Company or for any other purpose of this Indenture, the office of the Trustee located in City of Wilmington at which at any particular time its corporate trust business shall be administered, which at the date of this Indenture is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

            "CORPORATION" means any corporation, association, limited liability company, company and business trust.

            "CURRENT MARKET PRICE" has the meaning specified in Section 11.4(g).

            "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

            "DEFAULT" means an event which is, or after notice or lapse of time or both would be, an Event of Default.

            "DEFAULTED PAYMENT" has the meaning specified in Section 4.1(a).

            "DEFAULTED INTEREST" has the meaning specified in Section 2.16.

            "DEPOSITARY" means The Depository Trust Company, its nominees and their respective successors.

            "DOLLAR" or "$" means a U.S. dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

            "EUROCLEAR" means Morgan Guaranty Trust Company of New York,
      Brussels


                                       3.

      office, as operator of the Euroclear System.

            "EVENT OF DEFAULT" has the meaning specified in Section 4.1.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

            "EXPIRATION TIME" has the meaning specified in Section 11.4(f).

            "FAIR MARKET VALUE" has the meaning specified in Section 11.4(g).

            "GAAP" has the meaning specified in Section 1.3.

            "GLOBAL SECURITY" has the meaning specified in Section 2.2.

            "GUARANTY" has the meaning specified in Section 2.1(a).

            "HOLDER", when used with respect to any Security, including any Global Security, means the Person in whose name such Security is registered in the Register.

            "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            "INTEREST" means, with respect to any Security, the interest payable on such Security based upon the applicable Interest Rate and, if applicable, any Defaulted Interest.

            "INTEREST PAYMENT DATE" means each of June 1 and December 1, provided, however, that if any such date is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day.

            "INTEREST RATE" has the meaning specified in Section 2.1(c).

            "LIQUIDATED DAMAGES" means liquidated damages paid to all holders of Registrable Securities (as defined in the Registration Rights Agreement attached hereto as Exhibit D (the "REGISTRATION RIGHTS AGREEMENT")) in accordance with the provisions of Section 3 of the Registration Rights Agreement.

            "MATURITY" means the date on which the Principal with respect to any Outstanding Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, conversion, call for redemption, exercise of a purchase right or otherwise.

            "NASDAQ NATIONAL MARKET" means the National Association of Securities Dealers Automated Quotation National Market or any successor national securities exchange or automated over-the-counter trading market in the United States.

            "NON-ELECTING SHARE" has the meaning specified in Section 11.11.


                                       4.

            "NOTICE DATE" has the meaning specified in Section 10.1(a).

            "OFFICER" of the Company means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, any Vice President, the Secretary or any Assistant Secretary of the Company.

            "OFFICERS' CERTIFICATE" means, with respect to the Company, a certificate signed by both (1) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (2) so long as not the same as the officer signing pursuant to clause (1), the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Trustee.

            "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel to the Company (and may include directors or employees of the Company) and in form and substance acceptable to the Trustee, which acceptance shall not be unreasonably withheld.

            "ORIGINAL PRINCIPAL AMOUNT" has the meaning specified in Section 2.1(a).

            "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except Securities:

                  (i) previously canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) for the payment or redemption of which money in the necessary amount has been previously deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture;

                  (iii) which have been paid in exchange for or in lieu of other
            Securities which have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                  (iv)  which have been converted pursuant to Article 11;

            provided, however, that in determining whether the Holders of the requisite Principal amount of Outstanding Securities of all series are present at a meeting of Holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Securities held for the account of the Company or of any of its Affiliates shall be disregarded and deemed not to be Outstanding, except that in determining whether the


                                       5.

            Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or an Affiliate of the Company or of such other obligor.

            "PAYING AGENT" has the meaning specified in Section 2.5.

            "PERIODIC OFFERING" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of Interest thereon, the Stated Maturity or maturities thereof and the redemption provisions with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

            "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof, or any entity whatsoever.

            "PIK LOANS" has the meaning specified in Section 2.1(c).

            "PHYSICAL SECURITIES" means Securities issued in definitive, fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the applicable legend as provided in Section 2.3.

            "PLACE OF CONVERSION" means any city in which any Conversion Agent is located.

            "PLACE OF PAYMENT" means any city in which any Paying Agent is located.

            "PREDECESSOR SECURITY" of any particular Security, means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.11 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "PRINCIPAL" means, with respect to any Outstanding Security, the principal amount of that Security, including the Redemption Price, if applicable, payable with respect to that Security.

            "PROVISIONAL REDEMPTION" has the meaning specified in Section
      10.1(a).

            "PROVISIONAL REDEMPTION DATE" has the meaning specified in Section 10.1(a).

            "PROVISIONAL REDEMPTION PRICE" has the meaning specified in Section 10.1(a).


                                       6.

            "PURCHASED SHARES" has the meaning specified in Section 11.4(f).

            "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price per Security at which such Security may be redeemed pursuant to Section 10.1.

            "REFERENCE PERIOD" has the meaning specified in Section 11.4(d).

            "REGISTER" has the meaning specified in Section 2.5.

            "REGISTRAR" has the meaning specified in Section 2.5.

            "REGULAR RECORD DATE" for the Interest payable on the Securities on any Interest Payment Date means May 15 and November 15 (whether or not a Business Day), as applicable, next preceding the corresponding Interest Payment Date.

            "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee, including any vice president, assistant vice president, any treasurer, any assistant treasurer, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "RESTRICTED SECURITY" means any Security required pursuant to
      Section 2.3(d) to bear the Restricted Security Legend.

            "RESTRICTED SECURITY LEGEND" has the meaning specified in Section 2.3(c).

            "RESTRICTION TERMINATION DATE" means, with respect to any Security, the earlier of:

                  (1) the date on which a Restricted Security has been sold pursuant to a registration statement that is effective under the Securities Act at the time of such sale; and

                  (2) the date that is two years after the later of: (A) the issue date of such Security, or, in the case of Common Stock, the issue date of such Security upon the conversion of which such Common Stock was issued; and (B) the last date on which the Company or any "affiliate," as defined in Rule 144 (or successor provision) under the Securities Act, of the Company was the owner of such Security or Common Stock.

            "SECURITIES" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".


                                       7.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

            "STATED MATURITY" has the meaning specified in Section 2.1.

            "SUBSIDIARY" means a corporation or other entity more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

            "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S. Code Section 77aaa-77bbbb), as in effect on the date of this Indenture; provided, however, that in the event the TIA is amended after such date, "TIA" means, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended, or any successor statute.

            "TRADING DAY" means:

                  (1) if the applicable security is listed or admitted for trading on the New York Stock Exchange, a day on which the New York Stock Exchange is open for business;

                  (2) if that security is not listed on the New York Stock Exchange, a day on which trades may be made on the Nasdaq National Market;

                  (3) if that security is not so listed on the New York Stock Exchange and not quoted on the Nasdaq National Market, a day on which the principal U.S. securities exchange on which the securities are listed is open for business; or

                  (4) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            "TRADING PRICE" of a security on any date of determination means:

                  (1) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security (regular way) on the New York Stock Exchange on such date;

                  (2) if such security is not listed for trading on the New York Stock Exchange on any such date, the closing sale price as reported in the composite transactions for the principal U.S. securities exchange on which such security is so listed;

                  (3) if such security is not listed on a U.S. national or regional securities exchange, the closing sales price as reported by the Nasdaq National Market;

                  (4) if such security is not so reported, the last price quoted by Interactive Data Corporation for such security on such date or, if Interactive Data


                                       8.

            Corporation is not quoting such price, a similar quotation service selected by the Company;

                  (5) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security on such date from at least two dealers recognized as market-makers for such security selected by the Company for this purpose;

                  (6) if such security is not so quoted, the average of that last bid and ask prices for such security on such date from a dealer engaged in the trading of convertible securities selected by the Company for this purpose; or

                  (7) if such a dealer engaged in the trading of convertible securities is not available, the price determined in good faith by the Board of Directors of the Company (as evidenced by a Board Resolution by the Board of Directors) as the price that would be paid for all such securities in an arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion).

            "TRIGGER EVENT" has the meaning specified in Section 11.4(d).

            "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "VICE PRESIDENT", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "VOTING STOCK" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

            SECTION 1.2. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

            The following TIA terms used in this Indenture have the following meanings:

            "INDENTURE SECURITIES" means the Securities;

            "INDENTURE SECURITY HOLDER" means a Holder;

            "INDENTURE TO BE QUALIFIED" means this Indenture;

            "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee;
      and

            "OBLIGOR" on the Securities means the Company and any other obligor on the


                                       9.

      indenture securities.

            All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

            SECTION 1.3. RULES OF CONSTRUCTION.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States prevailing at the time of any relevant computation hereunder ("GAAP");

                  (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (4) all references to section and article numbers in this Indenture shall refer to sections and articles hereof, unless otherwise specified.

                                    ARTICLE 2

                                 THE SECURITIES

            SECTION 2.1. TITLE AND TERMS; ISSUABLE IN SERIES.

            (a) The Securities shall be designated as the "7.5% Convertible Senior Notes due 2009" of the Company. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $150 million (the "ORIGINAL PRINCIPAL AMOUNT"), except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of other Securities pursuant to Sections 2.7, 2.8, 2.11, 7.5,
10.7 or 11.2 hereof and any outstanding PIK Loans. The Securities shall be issuable in denominations of $1,000 or integral multiples thereof. The Securities may be issued in one or more series and the Securities of each such series shall rank equally and pari passu with the Securities of each other series. Notwithstanding any provision to the contrary, any future series of Securities established in or pursuant to a Board Resolution or a supplemental indenture will be on the same terms as the Securities issued hereunder in all respects other than the date of issuance. There shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to rather than set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,


                                      10.

                  (1) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series;

                  (2) any limit upon the aggregate Principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.7, 2.8, 2.11, 7.5, 10.7 or 11.2 hereof);

                  (3) the date or dates on which the Principal of the Securities of the series is payable;

                  (4) the rate or rates of which the Securities of the series shall bear Interest, if any, the date or dates from which such Interest shall accrue, on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

                  (5) the place or places where the Principal of and any Interest on Securities of the series shall be payable (if other than as provided in Section 2.05);

                  (6) the right of the Company to redeem Securities, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions;

                  (7) if the Holders of the Securities of the series may convert or exchange the Securities of the series into or for securities of the Company or of other entities or other property (or the cash value thereof), the specific terms of and period during which such conversion or exchange may be made;

                  (8) any restrictions applicable to the offer, sale, transfer, exchange or delivery of Restricted Securities;

                  (9) if the Securities of such series are to be issuable in definitive form (whether upon the original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                  (10) any trustee, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series; and

                  (11)  any other terms of the series.

            All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or


                                      11.

pursuant to such Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto.

            (b) The Securities shall mature on January 18, 2009 (the "STATED MATURITY").

            (c) The Original Principal Amount and the aggregate outstanding PIK Loans (as defined below) shall bear Interest from January 18, 2002 until repayment in full at Stated Maturity, or until such date on which the Securities are converted, redeemed or purchased as provided herein, at a rate of 7.5% per annum (the "INTEREST RATE"). The payment of the Original Principal Amount, any aggregate outstanding PIK Loans, premium, if any, Interest and Liquidated Damages, if any, is fully guaranteed by America West pursuant to the terms of a certain Guaranty, dated as of the date hereof (the "GUARANTY"), made by America West in favor of the Trustee and the Holders. Interest shall be payable semiannually in arrears on each Interest Payment Date, subject to the Company's option to pay Interest in PIK Loans on the first six (6) Interest Payment Dates only and subject to such other terms as are set forth in the Securities. For all purposes herein, (i) references to the Principal amount of the Securities at any time of determination shall be deemed to be references to the outstanding balance of the Original Principal Amount, premium, if any, and the aggregate outstanding PIK Loans at such time of determination and (ii) references to payments of Interest on the Securities for any period of determination shall be deemed to be references to the payment of Interest on the outstanding balance of the Original Principal Amount during such period and any aggregate outstanding PIK Loans during such period.

            For all purposes of the Securities and the Indenture, Interest due on the first six (6) Interest Payment Dates shall be payable, at the election of the Company, in either (1) the form of cash or (2) the form of a deemed loan which shall be in addition to the Original Principal Amount of the Securities and shall for all purposes be Principal evidenced by the Securities and entitled to the benefits of the Indenture (in each case, a "PIK LOAN"). Unless the Company shall have delivered an Officers' Certificate to the Trustee within three Business Days of the applicable Interest Payment Date stating that the Company elects to make a payment of Interest in cash, it shall be deemed to have elected to make such payment of Interest in the form of a PIK Loan.

            (d) Interest on the Securities shall be computed (i) for any full semiannual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which Interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

            (e) Subject to the Company's option to pay Interest in cash or PIK Loans and subject to such other terms as are set forth in the Securities, Interest shall be due and payable on a Security as follows:

                        (1) A registered Holder of any Security as of the close of business on a Regular Record Date shall be entitled (except as otherwise indicated in this Section 2.1(e)) to receive and shall receive, as the registered Holder as of such Regular Record Date, accrued and unpaid Interest on such Security on the


                                      12.

            corresponding Interest Payment Date (other than any Security whose Stated Maturity is prior to such Interest Payment Date, in which case Interest shall be paid on such Stated Maturity).

                        (2) In the event that a Security becomes subject to redemption pursuant to Article 10 and the Redemption Date occurs after a Regular Record Date but before an Interest Payment Date, the Person whose Securities become subject to redemption (and only such Person rather than the Holder as of such Regular Record Date) shall be entitled to receive and shall receive accrued and unpaid Interest from the preceding Interest Payment Date (or such earlier date on which Interest was last paid) to but not including the Redemption Date on such Security, even if such person is not the Holder of such Security.

                        (3) In the event that a Security is converted pursuant to Article 11, the Holder who converts such Security on any date other than an Interest Payment Date shall be entitled to accrued and unpaid Interest from the preceding Interest Payment Date until the Conversion Date, or otherwise, on such Security.

            (f) Payment of any Principal of (to the extent paid in cash) and Interest on Global Securities shall be payable by the Company to the Depositary in immediately available funds.

            (g) Payment of any Principal on Physical Securities shall be made at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Payments of cash Interest on Physical Securities will be payable by (i) a U.S. Dollar check drawn on a bank in the City of Tempe mailed to the address of the Person entitled thereto as such address shall appear in the Register, or (ii) upon application to the Registrar not later than the relevant record date by a Holder of a Principal amount of Securities in excess of $2,000,000, wire transfer in immediately available funds, which application shall remain in effect until the Holder notifies, in writing, the Registrar to the contrary.

            (h) The Securities may be redeemable at the option of the Company as provided in and subject to Article 10.

            (i) The Securities shall be convertible at the option of the Holders as provided in and subject to Article 11.

            SECTION 2.2. FORM OF SECURITIES.

            (a) The Securities of each series are issuable in fully registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 above that amount, with applicable legends as are provided for in Section
2.3 and in the form which is contained in Exhibit A hereto (each a "PHYSICAL SECURITY" and, collectively, the "PHYSICAL SECURITY" and, if such a Physical Security is issued in the name of the Depositary, each a "GLOBAL SECURITY" and, collectively, the "GLOBAL SECURITIES") or as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the Officers executing such Security, as evidenced by their execution of such Security. The Securities are not issuable in bearer form. The terms and provisions contained in the form of Security shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company, and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the Officers of the Company executing the same may determine.

            (b) By acceptance of a Restricted Security, each Holder, or beneficial owner thereof, represents and agrees for the benefit of the Company and America West that (1) it is (A) a Qualified Institutional Buyer within the meaning of Rule 144A, or (B) an "accredited investor" as defined in Rule 501(a) under the Securities Act and is holding this Security for investment purposes and not for distribution in violation of the Securities Act, (2) acknowledges that such Restricted Security, and the shares of Common Stock issuable upon conversion of such Restricted Security, have not been registered under the Securities Act or under any state securities laws, and (3) agrees that the Restricted Security must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from the registration requirements of the Securities Act is available.

            (c) If Securities are issued upon the transfer, exchange or replacement of Restricted Securities, or if a request is made to remove the Restricted Security Legend from a Restricted Security, such Security so issued shall bear the Restricted Security Legend, or the Restricted Security Legend shall not be removed, as the case may be, and such Security shall be a Restricted Security unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include a written opinion from counsel of the Holder requesting such transfer, exchange or replacement or the removal of the Restricted Security Legend, as the case may be, as may be reasonably required by the Company and the Registrar, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective under the Securities Act at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Restricted Security Legend. If the Restricted Security Legend is removed from the face of a Security and such Security is subsequently held by an Affiliate of the Company, the Company shall (a) inform the Trustee of such transfer, and (b) cause such Affiliate to deliver such Security to the Trustee for reinsertion of the Restricted Security Legend.

            SECTION 2.3. SECURITY LEGEND.

            (a)   Global Security Legend.

            Each Global Security shall bear the following legend on the face thereof:

            "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

            THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

            THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE."

            (b)   Legend for Physical Securities.

            Physical Securities will also bear a legend substantially in the following form:

            THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH EXCHANGE, WILL HOLD EITHER (A) NO SECURITIES OR
            (B) A MINIMUM AGGREGATE BENEFICIAL INTEREST IN THE SECURITIES OF AT LEAST (I) TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000), IF SUCH HOLDER IS A NON-INSTITUTIONAL ACCREDITED INVESTOR, OR (II) ONE HUNDRED THOUSAND DOLLARS ($100,000), IF SUCH HOLDER IS AN INSTITUTIONAL ACCREDITED INVESTOR.

            THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE."

            (c)   Legend for Restricted Securities.

            Restricted Securities will also bear a legend substantially in the following form (the "RESTRICTED SECURITY LEGEND"):

            "EACH BENEFICIAL OWNER OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS SECURITY (INCLUDING ANY

PARTICIPANT IN THE DEPOSITARY HOLDING THIS SECURITY THAT IS SHOWN AS HOLDING SUCH AN INTEREST ON THE RECORDS OF SUCH DEPOSITARY AND EACH BENEFICIAL OWNER THAT HOLDS THROUGH ANY SUCH PARTICIPANT) AGREES FOR THE BENEFIT OF AMERICA WEST HOLDINGS CORPORATION (THE "COMPANY") AND AMERICA WEST AIRLINES, INC. ("AMERICA WEST") THAT THIS SECURITY, ANY GUARANTEES THEREOF, AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY (OR SUCH SHORTER PERIOD AS MANY THEN BE APPLICABLE UNDER THE SECURITIES ACT REGARDING THE HOLDING PERIOD FOR NOTES OR THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF UNDER RULE 144(K) OF THE SECURITIES ACT OR ANY SUCCESSOR RULE) OF THE ISSUANCE HEREOF OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY OR AMERICA WEST AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN
(1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE OFFER, SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (6) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION.

            EACH BENEFICIAL OWNER OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS SECURITY AGREES THAT IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. EACH BENEFICIAL OWNER WILL, AND EACH SUBSEQUENT BENEFICIAL OWNER OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS SECURITY IS REQUIRED TO, NOTIFY ANY PURCHASER OF ANY BENEFICIAL INTEREST IN THE SECURITIES OR SUCH COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

            THE BENEFICIAL HOLDER OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS SECURITY, BY PURCHASING THIS SECURITY (1) REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY AND AMERICA WEST THAT IT IS (A) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, OR (B) AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT AND IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, AND (2) ACKNOWLEDGES THAT THE SECURITIES AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR UNDER ANY STATE SECURITIES LAWS."

            (d) Until the Restriction Termination Date, all Global Securities and all Physical Securities shall bear the Restricted Security Legend, unless such Securities have been transferred pursuant to a registration statement that has been declared effective under the Securities Act. Until the Restriction Termination Date, the Company covenants that any stock certificate representing shares of Common Stock delivered by the Company upon conversion of any Securities will bear the Restricted Security Legend, unless such shares have been sold pursuant to a registration statement that has been declared effective under the Securities Act.

            SECTION 2.4. EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF THE SECURITIES.

            (a) Two Officers shall execute the Securities on behalf of the Company by manual or facsimile signature. Securities bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Securities the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

            (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. With respect to Securities of a series subject to a Periodic Offering, (i) such Company Order may be delivered by the Company to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (ii) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, up to an aggregate Principal amount as provided in Section 2.4(c), pursuant to an Company Order, and (iii) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by a Company Order. No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. The Trustee may appoint an authenticating agent or agents reasonably acceptable to the Company with respect to the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

            (c) Each Security shall be dated the date of its authentication. The Trustee shall authenticate and deliver Securities for original issue in an aggregate principal amount of up to $150 million, upon one or more Company Orders without any further action by the Company. The aggregate Principal amount of Securities Outstanding at any time may not exceed the sum of the amount set forth in the foregoing sentence and any outstanding PIK Loans.

            SECTION 2.5. REGISTRAR AND PAYING AGENT.

            The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "REGISTRAR") and an office or agency where Securities may be presented for payment (the "PAYING AGENT"). The Registrar shall keep a register of the Securities (the "REGISTER") and of their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for the Securities. The term "Paying Agent" includes any additional paying agent and the term "Registrar" includes any additional registrar.

            The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums of money or Common Stock held by it for the payment of any amounts due and payable in respect of the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture;

                  (2) give the Trustee notice of any Default by the Company in the making of any such payment; and

                  (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company shall give prompt written notice to the Trustee of the name and address of any Paying Agent who is not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent or Registrar; provided, however, that none of the Company, its subsidiaries or the Affiliates of the foregoing shall act:

                  (1) as Paying Agent in connection with redemptions, offers to purchase and discharges, except as otherwise specified in this Indenture, and

                  (2) as Paying Agent or Registrar if a Default or Event of Default has occurred and is continuing.

            The Company hereby initially appoints the Trustee as Registrar and Paying Agent for the Securities.

            SECTION 2.6. PAYING AGENT TO HOLD ASSETS IN TRUST.

            Not later than 2:00 p.m. (New York time) on or prior to each due date of payments in respect of any Security, the Company shall deposit with one or more Paying Agents a sum of money in immediately available funds or Common Stock (or PIK Loans to the extent permitted herein) sufficient to make such payments when so becoming due. The Company at any time may require a Paying Agent to pay all money or Common Stock (or PIK Loans to the extent permitted herein) held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money or Common Stock (or PIK Loans to the extent permitted herein) so paid over to the Trustee.

            The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money and Common Stock (or PIK Loans to the extent permitted herein) held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any Default by the Company in making any such payment. At any time during the continuance of any such Default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and Common Stock (or PIK Loans to the extent permitted herein) so held in trust.

            If the Company shall act as a Paying Agent, it shall, prior to or on each such due date, segregate and hold in trust for the benefit of the Holders a sum sufficient with monies held by all other Paying Agents, to pay such amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture, and shall promptly notify the Trustee of its action or failure to act.

            SECTION 2.7. GENERAL PROVISIONS RELATING TO REGISTRATION, TRANSFER AND EXCHANGE.

            (a) The Securities are issuable only in registered form. A Holder may transfer a Security only by written application to the Registrar, the form of which is provided in Exhibit B, stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in such Global Security shall be required to be reflected in a book-entry.

            When Securities are presented to the Registrar with a request to register the transfer or to exchange them for an equal Principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if the requirements hereunder for such transactions are met (including that such Securities are duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). Subject to Section 2.4, to permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Sections 2.14, 7.5 or 10.7).

            Neither the Company nor the Registrar shall be required to exchange or register a transfer of any Securities:

                  (1) for a period of 15 days prior to the day of any selection of Securities for redemption under Article 10 hereof;

                  (2) so selected for redemption or, if a portion of any Security is selected for redemption, such portion thereof selected for redemption; or

                  (3) surrendered for conversion or, if a portion of any Security is surrendered for conversion, such portion thereof surrendered for conversion.

            (b) Upon their original issuance, the Securities shall be Restricted Securities, shall bear the Restricted Security Legend and shall be issued in the form of a Global Security registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, for credit by the Depositary to the respective accounts of beneficial owners of Securities represented thereby (or such other accounts as they may direct).

            SECTION 2.8. BOOK-ENTRY PROVISIONS FOR THE GLOBAL SECURITIES.

            (a)   The Global Securities initially shall:

                  (1)   be registered in the name of the Depositary; and

                  (2) be delivered to the Trustee as custodian for such Depositary, for credit to the accounts of the members of, participants in, the Depositary (the "AGENT MEMBERS") holding the Securities evidenced thereby (or in the case of Securities held for purchasers who acquired such Securities, registered with the Depositary for credit to the accounts of the Agent Members then holding such Securities on behalf of Euroclear or Clearstream, as applicable).

            Agent Members shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the

Company, the Trustee or any agent of the Company or Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security. With respect to any Global Security deposited on behalf of the subscribers for the Securities represented thereby with the Trustee as custodian for the Depositary for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear or Clearstream, the provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Clearstream, respectively, shall be applicable to the Global Securities.

            (b) The registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

            (c) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary, and no such transfer to any such other Person may be registered. Beneficial interests in a Global Security may be transferred in accordance with the rules and procedures of the Depositary.

            (d)   If at any time:

                  (1) the Depositary notifies the Company in writing that it is no longer willing or able to continue to act as Depositary for the Global Securities, or the Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary for the Global Securities is not appointed by the Company within 90 days of such notice or cessation;

                  (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Physical Securities under this Indenture in exchange for all or any part of the Securities represented by a Global Security or Global Securities; or

                  (3) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary for the issuance of Physical Securities in exchange for such Global Security or Global Securities, then the Depositary shall surrender such Global Security or Global Securities to the Trustee for cancellation and the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate and Company Order for the authentication and delivery of Securities, shall authenticate and deliver in exchange for such Global Security or Global Securities, Physical Securities in an aggregate Principal amount equal to the aggregate Principal amount of such Global Security or Global Securities. Such Physical Securities shall be registered in such names as the Depositary shall identify in writing as the beneficial owners of the Securities represented by such Global Security or Global Securities (or any nominee thereof).

            (e) Notwithstanding the foregoing, in connection with any transfer of beneficial interests in a Global Security to the beneficial owners thereof pursuant to Section 2.8(d) hereof, the Registrar shall reflect on its books and records the date and a decrease in the aggregate Principal amount of such Global Security in an amount equal to the aggregate Principal amount of the beneficial interest in such Global Security to be transferred.

            SECTION 2.9. HOLDER LISTS.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with Section 312(a) of the TIA. If the Trustee is not the Registrar, the Company shall furnish to the Trustee prior to or on each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders relating to such Interest Payment Date or request, as applicable.

            SECTION 2.10. PERSONS DEEMED OWNERS.

            Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of Principal of such Security or the payment of any Redemption Price in respect thereof and Interest thereon, if any, for any purpose under this Indenture, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            SECTION 2.11. MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES.

            If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and aggregate Principal amount and bearing a number not contemporaneously outstanding.

            If there is delivered to the Company and the Trustee

                  (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

                  (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a protected purchaser (as defined in Section 8-303 of the New York Uniform Commercial Code), the Company shall execute and, upon request, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal amount, and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the condition set forth in the preceding paragraph.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security issued pursuant to this Section 2.11 in lieu of any destroyed, lost or stolen Security shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section 2.11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            SECTION 2.12. TREASURY SECURITIES.

            In determining whether the Holders of the requisite Principal amount of Outstanding Securities are present at a meeting of Holders for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Securities held for the account of the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, request, demand, authorization, direction, notice, consent or waiver, only such Securities of which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

            SECTION 2.13. TEMPORARY SECURITIES.

            Pending the preparation of Securities in definitive form, the Company may execute and the Trustee shall, upon written request of the Company, authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the Securities in definitive form but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Securities in definitive form. Without unreasonable delay, the Company will execute and deliver to the Trustee Securities in definitive form (other than in the case of Securities in global form) and thereupon any or all temporary Securities (other than any such Securities in global form) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 9.2 and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal Principal amount of Securities in definitive form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary

Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Securities in definitive form authenticated and delivered hereunder.

            SECTION 2.14. CANCELLATION.

            All Securities surrendered for payment, redemption, purchase, conversion, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be canceled promptly by the Trustee, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall dispose of canceled Securities in accordance with its procedures for the disposition of cancelled securities in effect as of the date of such disposition. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless the same are delivered to the Trustee for cancellation.

            SECTION 2.15. CUSIP NUMBERS.

            The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and in such event the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any such notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

            SECTION 2.16. DEFAULTED INTEREST.

            If the Company fails to make a payment of Principal of or Interest on any Security when due and payable, it shall pay such Interest on such amounts (to the extent lawful), which shall be calculated using the applicable Interest Rate (such amounts, the "DEFAULTED INTEREST"). It may elect to pay such Defaulted Interest, plus any other Interest payable on it, to the Persons who are Holders on which the Interest is due on a subsequent special record date. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security. The Company shall fix any such special record date and payment date for such payment. At least 15 days before any such special record date, the Company shall mail to Holders affected thereby a notice that states the special record date, the interest payment date and amount to be paid.

                                   ARTICLE 3

                             DISCHARGE OF INDENTURE

            SECTION 3.1. Discharge of Liability on Securities. When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.11) for cancellation or (ii) all outstanding Securities have become due and payable at their scheduled maturity within one year or all outstanding Securities are scheduled for redemption within one year and the Company deposits with the Trustee cash or, in the event of a conversion pursuant to Article 11, Common Stock, sufficient to pay all amounts due and owing on all outstanding Securities on the date of their scheduled maturity or the scheduled date of redemption (other than Securities replaced pursuant to Section 2.11), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 5.8, cease to be of further effect (except as to any surviving rights of conversion, registration or transfer or exchange of any Security expressly provided for herein or in the terms of such Security). The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and at the cost and expense of the Company.

            SECTION 3.2. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Holders with respect to such money or securities for that period commencing after the return thereof.

                                    ARTICLE 4

                              DEFAULTS AND REMEDIES

            SECTION 4.1. EVENTS OF DEFAULT. An "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) the Company defaults in the payment of the Principal amount (a "DEFAULTED PAYMENT") on any Outstanding Security when the same becomes due and payable at its Stated Maturity, upon redemption or exercise of a repurchase right or otherwise;

            (b) the Company defaults in the payment of an installment of Interest (including Liquidated Damages, if any) on any Security when it becomes due and payable and such default continues for a period of 30 days;

            (c) the Company fails to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate of the Principal amount of the Outstanding Securities;

            (d) any indebtedness under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or America West or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or America West with a principal amount then outstanding in excess of U.S. $75,000,000, whether such indebtedness now exists or shall hereafter be created, is not paid at final maturity thereof (either at its stated maturity or upon acceleration thereof), and such indebtedness is not discharged, or such acceleration is not rescinded or annulled, within a period of 60 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate Principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder;

            (e) the Guaranty ceases to be in full force and effect (other than in accordance with its terms) or America West denies or disaffirms its obligations under the Guaranty;

            (f)   the entry by a court having jurisdiction in the premises of
(i) a decree or order for relief in respect of the Company or America West in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or America West bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or America West under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or America West or of any substantial part of their respective property, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

            (g) the commencement by the Company or America West of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or America West to the entry of a decree or order for relief in respect of the Company or America West in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or America West, or the filing by the Company or America West of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company or America West to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or America West or of any substantial part of their respective property, or the making by the Company or America West of an assignment for the benefit of creditors, or the admission by the Company or America West in writing of either of their inability to pay their respective debts generally as they become due, or the taking of corporate action by the Company or America West expressly in furtherance of any such action.

            A Default under clause (c) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate of the Principal amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (c) above after such notice has been given. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

            The Trustee shall, within 90 days of the occurrence of a Default, give to the Holders of the Securities notice of all uncured Defaults known to it and written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto; provided, however, the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of a Default in the payment of the Principal of or Interest on any of the Securities when due or in the payment of any redemption.

            SECTION 4.2. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

            If an Event of Default with respect to Outstanding Securities (other than an Event of Default specified in Section 4.1(f) or 4.1(g) hereof) occurs and is continuing, (1) the Trustee, upon the written direction of the Holders of at least 25% in aggregate Principal amount of the Outstanding Securities, or (2) the Holders of at least 25% in aggregate Principal amount of the Outstanding Securities, by written notice to the Company, may declare due and payable 100% of the Principal amount of all Outstanding Securities, plus any accrued and unpaid Interest to the date of payment. Upon a declaration of acceleration, such Principal amount and accrued and unpaid Interest to the date of payment shall be immediately due and payable.

            If an Event of Default specified in Section 4.1(f) and 4.1(g) occurs, the Principal and accrued and unpaid Interest on the Outstanding Securities shall become and be immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder.

            The Holders either (a) through notice to the Trustee of not less than a majority of the Principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority of the Principal amount of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, rescind and annul an acceleration and its consequences (including waiver of any defaults) if:

                  (1) all existing Events of Default, other than the nonpayment of a Defaulted Payment on the Securities which have become due solely because of the acceleration, have been remedied, cured or waived, and

                  (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

            SECTION 4.3. OTHER REMEDIES.

            If an Event of Default with respect to Outstanding Securities occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the Defaulted Payment or Interest due and payable on the Securities or to enforce the performance of any provision of the Securities.

            The Trustee may maintain a proceeding in which it may prosecute and enforce all rights of action and claims under this Indenture or the Securities, even if it does not possess any of the Securities or does not produce any of them in the proceeding.

            SECTION 4.4. WAIVER OF PAST DEFAULTS.

            The Holders, either (a) through the written consent of not less than a majority of the Principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority of the Principal amount of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, waive an existing Default or Event of Default, except a Default or Event of Default:

                  (1) set forth in Sections 4.1(a) and (b), provided, however, that subject to Section 4.7, the Holders of a majority of the Principal amount of the Outstanding Securities may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration); or

                  (2) in respect of a covenant or provision hereof which, under Section 7.2 hereof, cannot be modified or amended without the consent of the Holders of each Outstanding Security affected.

            Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

            SECTION 4.5. CONTROL BY MAJORITY.

            The Holders of a majority of the Principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that:

                  (1)   conflicts with any law or with this Indenture;

                  (2) the Trustee determines may be unduly prejudicial to the rights of the Holders not joining therein; or

                  (3)   may expose the Trustee to personal liability.

            The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            SECTION 4.6. LIMITATION ON SUIT.

            No Holder of any Security shall have any right to pursue any remedy with respect to this Indenture or the Securities (including, instituting any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee) unless:

                  (1) such Holder has previously given written notice to the Trustee of an Event of Default that is continuing;

                  (2) the Holders of at least 25% in aggregate of the Principal amount of the Outstanding Securities shall have made written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against any costs, expenses and liabilities incurred in complying with such request;

                  (4) the Trustee has failed to comply with the request for 60 days after its receipt of such notice, request and offer of indemnity; and

                  (5) during such 60-day period, no direction inconsistent with such written request has been given to the Trustee by the Holders of a majority of the Principal amount of the Outstanding Securities (or such amount as shall have acted at a meeting pursuant to the provisions of this Indenture);

            provided, however, that no one or more of such Holders may use this Indenture to prejudice the rights of another Holder or to obtain preference or priority over another Holder.

            SECTION 4.7. UNCONDITIONAL RIGHTS OF HOLDERS TO RECEIVE PAYMENT AND TO CONVERT.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the Principal on and Interest in respect of the Securities held by such Holder, on or after the respective due dates, to convert the Securities in accordance with Article 11 or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, and such rights shall not be impaired or affected adversely without the consent of such Holder.

            SECTION 4.8. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY THE TRUSTEE.

            The Company covenants that if:

                  (1) a Default or Event of Default is made in the payment of Interest (including Liquidated Damages, if any) on any Security when such Interest becomes due and payable and such Default or Event of Default continues for a period of 30 days; or

                  (2) a Default or Event of Default is made in the payment of the Principal on any Security when the same becomes due and payable,

            then the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the entire Principal then due and payable (as expressed therein or as a result of any acceleration effected pursuant to
Section 4.2 hereof) on such Securities for any such amounts and, to the extent legally enforceable, Interest on such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            SECTION 4.9. TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor on the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal or Interest shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (1) to file and prove a claim for the whole amount of the Principal and Interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding and

                  (2) to collect and receive any monies, Common Stock or other property payable or deliverable on any such claim and to distribute the same,

            and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceedings is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 5.8.

            Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of a Security, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

            SECTION 4.10. RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            SECTION 4.11. RIGHTS AND REMEDIES CUMULATIVE.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.11, no right or remedy conferred in this Indenture upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 4.12. DELAY OR OMISSION NOT WAIVER.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as applicable.

            SECTION 4.13. PRIORITIES.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee:

            FIRST: to the payment of all amounts due to the Trustee under
      Section 5.8;

            SECOND: to Holders for amounts due and unpaid on the Securities for the Principal or Interest (including Liquidated Damages, if any) as applicable, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

            THIRD: any remaining amounts shall be repaid to the Company.

            The Trustee may fix a special record date and payment date for any payment to Holders pursuant to this Section 4.13. At least 15 days before such special record date, the Trustee shall mail to each Holder and the Company a notice that states the special record date, the payment date and the amount to be paid.

            SECTION 4.14. UNDERTAKING FOR COSTS.

            All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of (i) payments pursuant to Section 4.7 or (ii) conversion rights in accordance with Article 11. This Section 4.14 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

            SECTION 4.15. WAIVER OF STAY OR EXTENSION LAWS.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 5

                                   THE TRUSTEE

            SECTION 5.1. CERTAIN DUTIES AND RESPONSIBILITIES.

            (a)   Except during the continuance of an Event of Default,

                  (1) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or the TIA, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates or opinions to determine whether or not, on their face, they conform to the requirements to this Indenture (but need not investigate or confirm the accuracy of any facts stated therein).

            (b) In case an Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 5.1;

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction received by it of the Holders of a majority of the Principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

            (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 5.1.

            (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability, cost or expense (including, without limitation, reasonable fees and expenses of counsel).

            (f) The Trustee shall not be obligated to pay Interest on any money or other assets received by it unless otherwise agreed in writing with the Company. Assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

            (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

            (h) The Trustee shall not be deemed to have notice or actual knowledge of any Event of Default or other state of facts unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact a Default or other state of facts is received by the Trustee pursuant to Section 12.2 hereof, and such notice references the Securities and this Indenture.

            (i) The rights, privileges, protections, immunities and benefits given to the Trustee hereunder, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent, authenticating agent, Conversion Agent or Registrar acting hereunder.

            (j) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

            SECTION 5.2. CERTAIN RIGHTS OF TRUSTEE.

            Subject to the provisions of Section 5.1 hereof and subject to
Section 315(a) through (d) of the TIA:

                  (1) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate.

                  (3) The Trustee may act through attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

                  (4) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith which it believed to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless the Trustee's conduct constitutes negligence.

                  (5) The Trustee may consult with counsel of its selection and the advice of such counsel as to matters of law or legal interpretation shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (6) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

                  (7) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

            SECTION 5.3. INDIVIDUAL RIGHTS OF TRUSTEE.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (as such term is defined in Section 310(b) of the TIA), it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee (to the extent permitted under Section 310(b) of the TIA) or resign. Any agent may do the same with like rights and duties. The Trustee is also subject to Sections 5.11 and 5.12 hereof.

            SECTION 5.4. MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder shall not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise expressly agreed with the Company.

            SECTION 5.5. TRUSTEE'S DISCLAIMER.

            The recitals contained herein and in the Securities (except for those in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

            SECTION 5.6. NOTICE OF DEFAULTS.

            Within 90 days after the occurrence of any Default or Event of Default hereunder of which a Responsible Officer of the Trustee has received written notice, the Trustee shall give notice to Holders, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default described in Sections 4.1(a) or (b), the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders. The first sentence of this Section 5.6 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA.

            SECTION 5.7. REPORTS BY TRUSTEE TO HOLDERS.

            The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required by Section 313 of the TIA at the times and in the manner provided by the TIA.

            A copy of each report at the time of its mailing to Holders shall be filed with the Commission, if required, and each stock exchange or the Nasdaq National Market, if any, on which the Securities and the Common Stock are listed or quoted or (provided the Trustee shall have been advised of such listing or quotation pursuant to the sentence immediately following) become listed or quoted. The Company shall promptly notify the Trustee when the Securities or the Common Stock become listed or quoted on any stock exchange or the Nasdaq National Market.

            SECTION 5.8. COMPENSATION AND INDEMNIFICATION.

            The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as agreed to in writing by the Trustee and the Company (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation, expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent that any such expense, disbursement or advance is due to its negligence or bad faith. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law. The Company also covenants to indemnify the Trustee and its officers, directors, employees and agents for, and to hold such Persons harmless against, any loss, liability or expense incurred by them, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder or the performance of their duties hereunder, including the costs and expenses of defending themselves against or investigating any claim of liability in the premises, except to the extent that any such loss, liability or expense was due to the negligence or willful misconduct of such Persons. The obligations of the Company under this Section
5.8 to compensate and indemnify the Trustee and its officers, directors, employees and agents and to pay or reimburse such Persons for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee. Such additional indebtedness shall be a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. "Trustee" for purposes of this Section 5.8 shall include any predecessor Trustee, in its capacity as Trustee, but the negligence or willful misconduct of any Trustee shall not affect the indemnification of any other Trustee.

            SECTION 5.9. REPLACEMENT OF TRUSTEE.

            A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 5.9.

            The Trustee may resign and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of at least a majority of the Principal amount of Outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company must remove the Trustee if:

            (i)   the Trustee fails to comply with Section 5.1 or 5.11 hereof or
Section 310 of the TIA;

            (ii)  the Trustee becomes incapable of acting;

            (iii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law; or

            (iv) a Custodian or public officer takes charge of the Trustee or its property.

            If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Company shall promptly appoint a successor Trustee. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee. Within one year after the successor Trustee takes office, the Holders of at least a majority of the Principal amount of Outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

            Any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee if the Trustee fails to comply with Section 5.1.

            If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the resigning or removed Trustee, as applicable, may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Company shall issue a notice of the successor Trustee's succession to the Holders. Upon payment of its charges, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject nevertheless to its lien, if any, provided for in
Section 5.8 hereof. Notwithstanding replacement of the Trustee pursuant to this
Section 5.9 hereof, the Company's obligations under Section 5.8 hereof shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

            SECTION 5.10. SUCCESSOR TRUSTEE BY MERGER, ETC.

            Subject to Section 5.11 hereof, if the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the successor entity without any further act shall be the successor Trustee as to the Securities.

            SECTION 5.11. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

            The Trustee shall at all times satisfy the requirements of Section 310(a)(1), (2) and (5) of the TIA. The Trustee shall at all times have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall at all times have), a combined capital and surplus of at least $50 million as set forth in its (or its related bank holding company's) most recent published annual report of condition. The Trustee is subject to
Section 310(b) of the TIA.

            SECTION 5.12. COLLECTION OF CLAIMS AGAINST THE COMPANY.

            The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.

                                    ARTICLE 6

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

            SECTION 6.1. COMPANY AND AMERICA WEST MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

            Neither the Company nor America West shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Company nor America West shall permit any Person to consolidate with or merge into the Company or America West or convey, transfer or lease its properties and assets substantially as an entirety to the Company or America West, unless:

                  (1) in the event that the Company or America West shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or America West is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or America West substantially as an entirety shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia;

                  (2) in the event that the Company or America West shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, and the entity surviving such transaction or transferee entity is not the Company or America West, then such surviving or transferee entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of all and any amounts when due on all the Securities and the performance of every covenant and obligation of this Indenture and the Securities on the part of the Company to be performed or observed and shall have provided for conversion rights provided in
            Article 11;

                  (3) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or America West as a result of such transaction as having been incurred at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (4) the Company shall have delivered to the Trustee an Officers' Certificate stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

            SECTION 6.2. SUCCESSOR PERSON SUBSTITUTED.

            Upon any consolidation or merger by the Company or America West with or into any other Person or any conveyance, transfer or lease of the properties and assets of the Company or America West substantially as an entirety to any Person, in accordance with Section 6.1 hereof, the successor Person formed by such consolidation or into which the Company or America West is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or America West under this Indenture with the same effect as if such successor Person had been named as the Company or America West herein. In the event of any such conveyance or transfer, the Company or America West (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or "America West" in Section 1.1 of this Indenture or any successor Person which shall theretofore become such in the manner described in
Section 6.1 hereof), except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

                                    ARTICLE 7

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

             SECTION 7.1. WITHOUT CONSENT OF HOLDERS OF SECURITIES.

            Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend this Indenture and the Securities to:

            (a) add to the covenants of the Company for the benefit of the Holders of

Securities;

            (b) surrender any right or power herein conferred upon the Company;

            (c) provide for conversion rights of Holders of Securities if any reclassification or change of the Company's Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs;

            (d) provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 6 hereof;

            (e) reduce the Conversion Price; provided, however, that such reduction in the Conversion Price shall not adversely affect the interest of the Holders of Securities (after taking into account tax and other consequences of such reduction);

            (f) comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

            (g) establish the forms or terms of Securities of any series as permitted by Section 2.01;

            (h) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (h) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution), adversely affect the interests of the Holders of Securities in any material respect; and

            (i) add or modify any other provisions herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the Holders of Securities.

            SECTION 7.2. WITH CONSENT OF HOLDERS OF SECURITIES.

            Except as provided below in this Section 7.2, this Indenture or the Securities may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case (i) with the written consent of the Holders of at least a majority of the Principal amount of the Outstanding Securities or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of a majority of the Principal amount of the Outstanding Securities represented and voting at such meeting pursuant to Section 8.4.

            Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section 7.2 may not:

            (a) change the Stated Maturity of the Principal amount of, or any installment of Interest on, any Security;

            (b) reduce the Principal or Interest (including any Liquidated Damages) payable on any Security;

            (c) change the currency of any amount owed or owing under any Security or any interest thereon from U.S. Dollars;

            (d) alter or otherwise modify the Interest Rate on any Security, or the manner of calculation thereof, or extend time for payment of any amounts due and payable to the Holders of the Securities;

            (e) impair the right of any Holder to institute suit for the enforcement of any payment in or with respect to any Security;

            (f) modify the obligation of the Company to maintain an office or agency in the City of New York pursuant to Section 9.2;

            (g) adversely affect the right of the Holders of the Securities to convert any Security as provided in Article 11;

            (h) modify the provisions of Article 10 in a manner adverse to the Holders of the Securities;

            (i) modify any of the provisions of this Section, or reduce the percentage of voting interests required to waive a default, except to increase such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

            (j) reduce the requirements of Section 8.4 hereof for quorum or voting, or reduce the percentage of the Principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture.

            It shall not be necessary for any Act of Holders of Securities under this Section 7.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 7.3. COMPLIANCE WITH TRUST INDENTURE ACT.

            Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

            SECTION 7.4. REVOCATION OF CONSENTS AND EFFECT OF CONSENTS OR VOTES.

            Until an amendment, supplement or waiver becomes effective, a written consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security.

            An amendment, supplement or waiver becomes effective on receipt by the Trustee of written consents from or affirmative votes by, as applicable, the Holders of the requisite percentage of the Principal amount of the Outstanding Securities, and thereafter shall bind every Holder of Securities; provided, however, if the amendment, supplement or waiver makes a change described in any of the clauses (a) through (j) of Section 7.2, the amendment, supplement or waiver shall bind only each Holder of a Security which has consented to it or voted for it, as applicable, and every subsequent Holder of a Security or portion of a Security that evidences the same indebtedness as such Security of the consenting or affirmatively voting Holder, as applicable.

            SECTION 7.5. NOTATION ON OR EXCHANGE OF SECURITIES.

            If an amendment, supplement or waiver changes the terms of a
Security:

            (a) the Trustee may require the Holder of such Security of any series to deliver such Security to the Trustee, the Trustee may place an appropriate notation on such Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security of any series thereafter authenticated for such series as to any matter provided for by such supplemental indenture; or

            (b) if the Company or the Trustee so determines, the Company in exchange for such Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

            Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

            SECTION 7.6. TRUSTEE TO SIGN AMENDMENT, ETC.

            The Trustee shall sign any amendment authorized pursuant to this
Article 7 if the Trustee reasonably determines the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If the Trustee reasonably determines the amendment does adversely affect the rights, duties, liabilities or immunities of the Trustee, the Trustee may but need not sign it. In signing or refusing to sign any amendment hereunder, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officers' Certificate as conclusive evidence that such amendment is authorized or permitted by this Indenture and that all conditions precedent relating thereto have been complied with.

                                    ARTICLE 8

                        MEETING OF HOLDERS OF SECURITIES

            SECTION 8.1. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

            A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

            SECTION 8.2. CALL NOTICE AND PLACE OF MEETINGS.

            (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 8.1, to be held at such time and at such place in the City of New York. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 12.2, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

            (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the Principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 8.1 hereof, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as applicable, may determine the time and the place in the City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section 8.2.

            SECTION 8.3. PERSONS ENTITLED TO VOTE AT MEETINGS.

            To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

            SECTION 8.4. QUORUM; ACTION.

            The Persons entitled to vote a majority of the Principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.2(a), except that such notice need be given only once and not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the Principal amount of the Outstanding Securities which shall constitute a quorum.

            Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% of the Principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

            At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by Section 7.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than a majority of the Principal amount of Outstanding Securities represented and voting at such meeting.

            Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.

            SECTION 8.5. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

            (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 12.4 hereof and the appointment of any proxy shall be proved in the manner specified in Section 12.4 hereof. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 12.4 hereof or other proof.

            (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 8.2(b), in which case the Company or the Holders of Securities calling the meeting, as applicable, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority of the Principal amount of the Outstanding Securities represented at the meeting.

            (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each $1,000 Principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

            (d)   Any meeting of Holders of Securities duly called pursuant to
Section 8.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority of the Principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

            SECTION 8.6. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

            The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the Principal amount and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 8.2 and, if applicable, Section 8.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                    ARTICLE 9

                                    COVENANTS

            SECTION 9.1. PAYMENT OF PRINCIPAL AND INTEREST.

            The Company will duly and punctually pay the Principal of and Interest, including, Liquidated Damages, if any, on the Securities when and if at any time any such foregoing amounts are due and payable in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited such payment with the Trustee as directed by the Trustee, no later than the day of the Stated Maturity of any Security, the date of any installment of Interest or any other date such payment is otherwise due.

            SECTION 9.2. MAINTENANCE OF OFFICES OR AGENCIES.

            The Company hereby appoints the Trustee's Corporate Trust Office as its office in Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890:

            (i)   where Securities may be presented or surrendered for payment;

            (ii) where Securities may be surrendered for registration of transfer or exchange;

            (iii) where Securities may be surrendered for conversion; and

            (iv) where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.

            The Company will maintain in the City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 12.2 hereof, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

            If at any time the Company shall fail to maintain any such required office or agency in the City of New York, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made at, and notices and demands may be served on, the Corporate Trust Office of the Trustee.

            SECTION 9.3. CORPORATE EXISTENCE.

            Subject to Article 6 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

            SECTION 9.4. REPORTS.

            (a) The Company shall deliver to the Trustee, within 15 days after it files them with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; provided, however, the Company shall not be required to deliver to the Trustee any materials for which the Company has sought and received confidential treatment by the SEC. The Company also shall comply with the other provisions of Section 314(a) of the TIA.

            (b) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Security, the Company, will promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such Security designated by such Holder, as applicable, the information, if any, required to be delivered by it pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with the resale of such Security; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the date such security was last acquired from the Company or an "affiliate" (as defined under Rule 144 under the Securities Act) of the Company.

            SECTION 9.5. COMPLIANCE CERTIFICATE.

            The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate stating that in the course of the performance by the signers of their duties as an Officer of the Company, they would normally have knowledge of any failure by the Company to comply with all conditions, or Defaults by the Company with respect to any covenant, under this Indenture, and further stating whether or not they have knowledge of any such failure or Default and, if so, specifying each such failure or Default and the nature thereof. In the event an Officer of the Company comes to have knowledge of a Default, regardless of the date, the Company shall deliver an Officers' Certificate to the Trustee within five Business Days of obtaining such knowledge specifying such Default and the nature and status thereof.

            SECTION 9.6. REGISTRATION RIGHTS.

            (a) The Company agrees, for the benefit of the Holders from time to time of the Securities, to the terms set forth in the Registration Rights Agreement setting forth certain rights of the Holders, and obligations of the Company, with respect to the registration by the Company and America West of the Securities.

            (b) Other than the Company's failure to pay Liquidated Damages, if any, in accordance with the terms of Section 4.1(b) hereof, any other failure by the Company to perform or observe any term, covenant or agreement contained in the Registration Rights Agreement shall not constitute a Default or Event of Default hereunder.

            SECTION 9.7. LIQUIDATED DAMAGES.

            If at any time Liquidated Damages become payable by the Company pursuant to the Registration Rights Agreement, the Company shall promptly deliver to the Trustee a certificate to that effect stating (i) the amount of such Liquidated Damages that are payable and (ii) the date on which such damages are payable pursuant to the terms of the Registration Rights Agreement. If the Company has paid Liquidated Damages directly to the Persons entitled to them, the Company shall deliver a certificate to the Trustee setting forth the particulars of such payment.

                                   ARTICLE 10

                            REDEMPTION OF SECURITIES

            SECTION 10.1. PROVISIONAL AND OPTIONAL REDEMPTION.

            (a) The Securities may be redeemed at the election of the Company, as a whole or in part, at any time before January 18, 2005 (a "PROVISIONAL REDEMPTION"), upon at least 20 and not more than 60 days' notice by mail to the Holders of the Securities at a redemption price equal to $1,000 per $1,000 Principal amount of the Securities redeemed plus accrued and unpaid Interest, if any (such amount, the "PROVISIONAL REDEMPTION PRICE"), to but excluding the date of redemption (the "PROVISIONAL REDEMPTION DATE") if (1) the Trading Price of the Common Stock has exceeded 120% of the Conversion Price then in effect for at least 20 Trading Days within a period of 30 consecutive Trading Days ending on the Trading Day before the date of mailing of the notice of Provisional Redemption (the "NOTICE DATE"), and (2) a shelf registration statement covering resales of the Securities and the Common Stock issuable upon conversion thereof is effective and available for use and is expected to remain effective and available for use for the 30 days following the Provisional Redemption Date, unless registration is no longer required.

            (b) At any time on or after January 18, 2005, except for Securities that are converted pursuant to Section 11.1, the Company may, at its option, redeem the Securities in whole at any time or in part from time to time, on any date prior to the Stated Maturity of such Securities, upon notice as set forth in Section 10.4, at the Redemption Price (expressed in percentages of the Principal amount) set forth below if, but only if, redeemed on a Redemption Date occurring during the 12-month period beginning on the dates indicated:


                                                            Redemption
               During the Twelve Months Commencing             Price
            -----------------------------------------     --------------
            January 18, 2005.........................         103.75%
            January 18, 2006.........................         102.50%
            January 18, 2007.........................         101.25%
            January 18, 2008.........................         100.00%

            (c) If the Company exercises its option to redeem the Securities pursuant to this Section 10.1(a) or (b), a Holder may nevertheless exercise its right to convert such Securities when and to the extent permissible under
Article 11, in each case, until the close of business two Business Days immediately preceding the Redemption Date.

            (d) The Company shall pay any Interest to the Holder of the Securities called for redemption (including those Securities which are converted into Common Stock after the date the notice of the redemption is mailed and prior to the Redemption Date) accrued but not paid to, but excluding, the Redemption Date pursuant to Section 2.1(e); provided, however, that if the Redemption Date is an Interest Payment Date, the Company shall pay the Interest to the Holder of such Security at the close of business on such Interest Payment Date.

            SECTION 10.2. NOTICE TO TRUSTEE.

            If the Company elects to redeem Securities pursuant to the provisions of Section 10.1 hereof (such election to be ordered by a Board Resolution), it shall notify the Trustee at least 20 days prior to the intended Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) of (i) such intended Redemption Date, (ii) the Principal amount of Securities to be redeemed and (iii) the CUSIP numbers (if any) of the Securities to be redeemed.

            SECTION 10.3. SELECTION OF SECURITIES TO BE REDEEMED.

            If fewer than all the Securities are to be redeemed, the Trustee shall select the particular Securities to be redeemed from the Outstanding Securities by a method that complies with the requirements of any exchange on which the Securities are listed, or, if the Securities are not listed on an exchange, on a pro rata basis or by lot or in accordance with any other method the Trustee considers fair and appropriate. The Trustee may select for redemption portions of the Principal amount of Securities that have denominations larger than $1,000.

            Securities and portions thereof that the Trustee selects shall be in Principal amounts in integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

            The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the Principal amount thereof to be redeemed.

            If any Security selected for partial redemption is converted or elected to be purchased in part before termination of the conversion right with respect to the portion of such Security so selected, the converted or purchased portion of such Security shall be deemed to be the portion selected for redemption; provided, however, that the Holder of such Security so converted or purchased and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion or purchase of such Security subject to Section 2.1(e). Securities which have been converted or purchased during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the Principal amount of such Securities which has been or is to be redeemed.

            SECTION 10.4. NOTICE OF REDEMPTION.

            Notice of redemption shall be given in the manner provided in
Section 12.2 to the Holders of Securities to be redeemed. Such notice shall be given not less than 20 nor more than 60 days prior to the intended Redemption Date.

            All notices of redemption shall state:

                  (1)   such intended Redemption Date;

                  (2) the Redemption Price and Interest accrued and unpaid to, but excluding, the Redemption Date, if any;

                  (3) if fewer than all the Outstanding Securities are to be redeemed, (i) the Principal amount of Securities to be redeemed and the Principal amount of Securities which will be Outstanding after such partial redemption and (ii) the designation of the Securities of the series to be redeemed;

                  (4) that on the Redemption Date the Redemption Price and Interest accrued and unpaid to, but excluding, the Redemption Date, if any, will become due and payable upon each such Security to be redeemed;

                  (5) the Conversion Price, the date on which the right to convert the Principal of the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion;

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued and unpaid Interest, and

                  (7)   the CUSIP number (if any) of the Securities.

            The notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 2.7, and shall specify the serial numbers of Securities and the portions thereof called for redemption.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written requests delivered at least 20 days prior to the date of the mailing of such Notice (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name of and at the expense of the Company.

            SECTION 10.5. EFFECT OF NOTICE OF REDEMPTION.

            Notice of redemption having been given as provided in Section 10.4 hereof, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid Interest) such Securities shall cease to bear Interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price plus accrued and unpaid Interest, if any; provided, however, the installments of Interest on Securities whose Stated Maturity is prior to or on the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Date.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Principal and premium, if any, shall, until paid, bear Interest from the Redemption Date at the Interest Rate.

            SECTION 10.6. DEPOSIT AND PAYMENT OF REDEMPTION PRICE.

            Prior to or on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money in immediately available funds sufficient to pay the Redemption Price, and accrued and unpaid Interest in respect of all the Securities to be redeemed on that Redemption Date from the last Interest Payment Date to but not including the Redemption Date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit, and accrued and unpaid Interest on such Securities. The Trustee and Paying Agent shall then cause such funds to be paid to the Holders of the Securities being redeemed in accordance with this Article.

            If any Security delivered for redemption shall not be so redeemed by payment to the Holders thereof on the Redemption Date, the Principal amount of such Security shall, until it is redeemed, bear Interest on the Redemption Date to but not including the actual date of redemption at the applicable Interest Rate, and each such Security shall remain convertible into shares of Common Stock pursuant to
Article 11 until such Security shall have been so redeemed.

      If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive Interest as provided in
Section 2.1(e)) be paid to the Company upon request by the Company or, if then held by the Company, shall be discharged from such trust.

            SECTION 10.7. SECURITIES REDEEMED IN PART.

            Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 9.2 hereof (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder in Principal amount equal to and in exchange for the unredeemed portion of such Security so surrendered.

                                   ARTICLE 11

                            CONVERSION OF SECURITIES

            SECTION 11.1. CONVERSION RIGHT; EXPIRATION OF CONVERSION RIGHT; CONVERSION PRICE.

            (a) Subject to and upon compliance with the provisions of this Article, at the option of the Holder at any time after January 18, 2005 or in connection with a redemption pursuant to Sections 10.1(a) or (b) or such earlier date as the Company shall have provided notice to the Holders by mail, any Security or any portion of the Principal amount thereof which is an integral multiple of $1,000 may be converted at the Principal amount thereof, or of such portion thereof, into duly authorized, fully paid and nonassessable shares of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion.

            (b) The conversion right set forth in clause (a) above shall expire at the close of business on the Stated Maturity. In case a Security or portion thereof is called for redemption pursuant to Article 10, such conversion right in respect of such Security or the portion so called, shall expire at the close of business on the second Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

            (c) The price at which shares of Common Stock shall be delivered upon conversion (the "CONVERSION PRICE") shall be initially equal to $12.00 per share of Common Stock, subject to adjustment, in certain instances, as provided in Section 11.4.

            (d) No payment or adjustment will be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this
Article 11.

            SECTION 11.2. EXERCISE OF CONVERSION RIGHT.

            (a) To exercise the conversion right with respect to a Security, a Holder must (1) (i) as to a Global Security, deliver a completed conversion notice, the form of which is provided in Exhibit C, to the Depositary stating that the Holder elects to convert such Global Security or, if less than the entire Principal amount thereof is to be converted, the portion thereof to be converted, and (ii) as to a Physical Security, deliver a duly signed completed conversion notice and such Physical Security duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, and (2) pay any transfer taxes or other applicable taxes or duties, if required.

            (b) To convert interests in a Global Security, a Holder must deliver to DTC the appropriate instruction form for conversion pursuant to DTC's conversion program or must deliver instructions in accordance with Euroclear's or Clearstream's normal operating procedures after application has been made to make the underlying Common Stock eligible for trading on Euroclear or Clearstream, as applicable.

            (c) To the extent provided in Section 2.1, the Holders of such converted Securities shall be entitled to receive (and retain) any accrued Interest on the Principal amount of such surrendered Securities, if any.

            (d) Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.

            (e) In the case of any Security which is converted in part only, or a Holder converts less than the Principal amount it owns at such time, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in Principal amount equal to the unconverted portion of the Principal amount of such Securities.

            (f) As promptly as practicable on or after the Conversion Date, the Company shall cause to be issued and delivered to such Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon conversion of such Securities, together with payment in lieu of any fraction of a share as provided in Section 11.3 hereof. The Company hereby initially appoints the Trustee as the Conversion Agent.

            (g) Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.

                  SECTION 11.3. FRACTIONS OF SHARES.

                  No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be issued upon conversion thereof shall be computed on the basis of the Principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issued upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Trading Price of the shares of Common Stock as of the Trading Day preceding the Conversion Date.

                  SECTION 11.4. ADJUSTMENT OF CONVERSION PRICE.

                  The Conversion Price shall be subject to adjustment, calculated in good faith by the Company, from time to time as follows:

                  (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction:

                           (1) the numerator of which shall be the number of
                  shares of Common Stock outstanding at the close of business on the Conversion Record Date fixed for such determination; and

                           (2) the denominator of which shall be the sum of such
                  number of shares and the total number of shares constituting such dividend or other distribution.

                  Such reduction shall become effective immediately after the opening of business on the day following the Conversion Record Date. If any dividend or distribution of the type described in this Section 11.4(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as applicable, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (c) In case the Company shall issue rights or warrants (other than any rights or warrants issued pursuant to a rights plan (commonly referred to as a "poison pill" plan) referred to in Section 11.4(d)) to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a conversion price per share) less than the Current Market Price on the Conversion Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Conversion Record Date by a fraction:

                           (1) the numerator of which shall be the number of
                  shares of Common Stock outstanding at the close of business on the Conversion Record Date, plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price; and

                           (2) the denominator of which shall be the number of
                  shares of Common Stock outstanding on the close of business on the Conversion Record Date, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible).

                  Such adjustment shall become effective immediately after the opening of business on the day following the Conversion Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock (or securities convertible into Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

                  (d) (i) In case the Company shall, by dividend or otherwise, declare a distribution to all holders of its Common Stock of shares of any class of Capital Stock of the Company (other than any dividends or distributions to which Section 11.4(a) applies) or evidences of its indebtedness, cash or other assets, including securities, but excluding (1) any rights or warrants referred to in Section 11.4(c), (2) dividends or distributions of stock, securities or other property or assets (including cash) in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 11.11 applies and (3) dividends and distributions paid exclusively in cash (such Capital Stock, evidence of its indebtedness, cash, other assets or securities being distributed hereinafter in this Section 11.4(d) called the "DISTRIBUTED assets"), then, in each such case, subject to clause (ii) of this Section 11.4(d), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Conversion Record Date with respect to such distribution by a fraction:

                           (1) the numerator of which shall be the Current
                  Market Price on such date, less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) on such date of the portion of the distributed assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Conversion Record Date); and

                           (2) the denominator of which shall be such Current
                  Market Price.

                  Such reduction shall become effective immediately prior to the opening of business on the day following the Conversion Record Date. However, in the event that the then Fair Market Value (as so determined) of the portion of the distributed assets so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Conversion Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of distributed assets such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Conversion Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (ii) If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 11.4(d) by reference to the actual or when issued trading market for any distributed assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "REFERENCE PERIOD") used in computing the Current Market Price to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the Holders.

                  (iii) Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events specified in such rights or warrants or related instruments or agreements governing the same (a "TRIGGER EVENT"):

                           (1) are deemed to be transferred with such shares of
                  Common Stock;

                           (2) are not exercisable; and

                           (3) are also issued in respect of future issuances of
                  Common Stock;

shall be deemed not to have been distributed for purposes of this Section 11.4(d) (and no adjustment to the Conversion Price under this Section 11.4(d) will be required) until the occurrence of the earliest Trigger Event; provided that (1) if such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and the Conversion Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof); and (2) in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 11.4(d):

                           (1) in the case of any such rights or warrants which
                  shall all have been redeemed or purchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or purchase to give effect to such distribution or Trigger Event, as applicable, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or purchase; and

                           (2) in the case of such rights or warrants which
                  shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

         For purposes of this Section 11.4(d) and Sections 11.4(a), 11.4(b) and 11.4(c), any dividend or distribution to which this Section 11.4(d) is applicable that also includes shares of Common Stock, a subdivision or combination of Common Stock to which Section 11.4(b) applies, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 11.4(c) applies (or any combination thereof), shall be deemed instead to be:

                  (B) a dividend or distribution of the evidences of indebtedness, assets, shares of Capital Stock, rights or warrants, other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Sections 11.4(a), 11.4(b) and 11.4(c) apply, respectively (and any Conversion Price reduction required by this Section 11.4(d) with respect to such dividend or distribution shall then be made), immediately followed by

                  (C) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 11.4(a), 11.4(b) and 11.4(c) with respect to such dividend or distribution shall then be made), except:

                  (I) the Conversion Record Date of such dividend or distribution shall be substituted as (x) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Conversion Record Date fixed for such determinations" and "Conversion Record Date" within the meaning of Section 11.4(a), (y) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of
                           Section 11.4(b), and (z) as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Conversion Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Conversion Record Date" within the meaning of
                           Section 11.4(c); and

                  (II) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 11.4(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

                  (e) In case the Company shall, by dividend or otherwise, declare a distribution to all holders of its Common Stock of cash (excluding any cash that is distributed upon a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 11.11 applies or as part of a distribution referred to in Section 11.4(d)), in an aggregate amount that, combined together with:

                           (1) the aggregate amount of any other such
                  distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 11.4(e) has been made; and

                           (2) the aggregate of any cash plus the Fair Market
                  Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of such distribution, and in respect of which no adjustment pursuant to Section 11.4(f) has been made;

                  exceeds 10% of the product of the Current Market Price on the Conversion Record Date with respect to such distribution multiplied by the number of shares of Common Stock outstanding on such date, then and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Conversion Record Date by a fraction:

                           (1) the numerator of which shall be equal to the
                  Current Market Price on the Conversion Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Conversion Record Date, and

                           (2) the denominator of which shall be equal to the
                  Current Market Price on such date.

                  However, in the event that the then Fair Market Value (as so determined) of the portion of the securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Conversion Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Conversion Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (f) In case a tender offer made by the Company or any of its Subsidiaries for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares) of an aggregate consideration having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) that combined together with:

                           (1) the aggregate of the cash plus the Fair Market
                  Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its Subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 11.4(f) has been made; and

                           (2) the aggregate amount of any distributions to all
                  holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 11.4(e) has been made, exceeds 10% of the product of the Current Market Price as of the last time (the "EXPIRATION TIME") tenders could have been made pursuant to such tender offer (as it may be amended) multiplied by the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction:

                           (1) the numerator of which shall be the number of
                  shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time; and

                           (2) the denominator shall be the sum of (x) the Fair
                  Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time.

                  Such reduction (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made.

                  (g) For purposes of this Section 11.4, the following terms shall have the meanings indicated:

                           (1) "CURRENT MARKET PRICE" shall mean the average of
                  the daily Trading Prices per share of Common Stock (or such other security as specified herein) for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that if:

                                    (i) the "ex" date (as hereinafter defined)
                           for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 11.4(a), (b), (c), (d), (e) or
                           (f) occurs during such ten consecutive Trading Days, the Trading Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event;

                                    (ii) the "ex" date for any event (other than
                           the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 11.4(a), (b),
                           (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event; and

                                    (iii) the "ex" date for the issuance or
                           distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Trading Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market

                           Value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 11.4(d) or (f), whose determination shall be conclusive and set forth in a Board Resolution) of the evidences of indebtedness, shares of Capital Stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date.

                  For purposes of any computation under Section 11.4(f), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Trading Prices per share of Common Stock for such day and the two consecutive Trading Days immediately prior; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to
Section 11.4(a), (b), (c), (d), (e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:

                  (I) with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Trading Price was obtained without the right to receive such issuance or distribution;

                  (II) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; or

                  (III) with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

                  Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 11.4, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 11.4 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.


                           (2) "FAIR MARKET VALUE" shall mean, if there is a
                  current market for the asset, debt or transaction in question, the amount that a willing buyer would pay a willing seller in an arm's length transaction or, in the absence of a current market for such asset, debt or transaction, the amount determined in good faith by the Board of Directors that represents its determination of the fair market value of the asset.

                           (3) "CONVERSION RECORD DATE" shall mean, with respect
                  to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  The Company may make such reductions in the Conversion Price, in addition to those required by Sections 11.4(a), (b), (c), (d), (e) or (f) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes or otherwise.

                  (h) No adjustment need be made for (i) a transaction referred to in Sections 11.4 or 11.11 if Holders participate in the transaction without conversion on a basis and with notice that the Board of Directors determines in good faith as evidenced in a Board Resolution to be fair and appropriate in light of the basis and notice on which holders of shares of Common Stock participate in the transaction; (ii) the issuance and distribution of rights to purchase shares of Common Stock pursuant to (A) a Company plan for reinvestment of dividends or interest, (B) a change in the par value or no par value of the shares of Common Stock or (C) to the extent the Securities become convertible pursuant to this Article 11 in whole or in part into cash, with respect to such cash after such cash is distributed to the Holders in satisfaction of such conversion right.

                  (i) To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and the reduction is irrevocable during the period and the Board of Directors determines in good faith that such reduction would be in the best interests of the Holders, which determination shall be conclusive and set forth in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Trustee and the Conversion Agent and each Holder at the address of such Holder as it appears in the Register a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

                  (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
Section 11.4(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 11 shall be made by the Company in good faith and shall be made to the nearest cent or to the nearest one hundredth of a share, as applicable. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  (k) No adjustment in Conversion Price shall be required if the Fair Market Value of any assets, debt securities or rights, warrants or options to purchase the securities of the Company, including but not limited to Common Stock, in each case applicable to each share of Common Stock are distributed to the Company's stockholders and such Fair Market Value either equals or exceeds the Current Market Price or such Current Market Price exceeds such Fair Market Value by an amount not exceeding $1.00; provided, however, that any adjustments which by reason of this Section 11.4(k) are not required to be made shall be distributed upon conversion of any Security in an amount of assets, securities or rights, warrants or options comprising the distribution that a Holder would have received if such Holder had converted such Security immediately prior to the Conversion Record Date.

                  (l) In any case in which this Section 11.4 provides that an adjustment shall become effective immediately after a Conversion Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any security converted after such Conversion Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 11.3.

                  (m) For purposes of this Section 11.4, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (n) If the distribution date for the rights provided in the Company's rights agreement, if any, occurs prior to the date a Security is converted, the Holder of such Security who converts such Security after the distribution date is not entitled to receive the rights that would otherwise be attached (but for the date of conversion) to the shares of Common Stock received upon such conversion; provided, however, that an adjustment shall be made to the Conversion Price pursuant to clause 11.4(b) as if the rights were being distributed to the common stockholders of the Company immediately prior to such conversion. If such an adjustment is made and the rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment shall be made to the Conversion Price, on an equitable basis, to take account of such event.

                  (o) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of Capital Stock of a Subsidiary of the Company, then the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Conversion Record Date with respect to such distribution by a fraction:

                           (1) the numerator of which shall be the Current
                  Market Price of the shares of Capital Stock of such Subsidiary (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution), measured from the date of such distribution; and

                           (2) the denominator of which shall be the Current
                  Market Price of the Company's Common Stock, measured from the date of such distribution.

                  SECTION 11.5. NOTICE OF ADJUSTMENTS OF CONVERSION PRICE.

                  Whenever the Conversion Price is adjusted as herein provided (other than in the case of an adjustment pursuant to the second paragraph of Section 11.4(i) for which the notice required by such paragraph has been provided), the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based. Promptly after delivery of such Officers' Certificate, the Company shall prepare a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective, and shall mail such notice to each Holder at the address of such Holder pursuant to Section 12.2 within 20 days prior to the effective date of such adjustment.

                  SECTION 11.6. NOTICE PRIOR TO CERTAIN ACTIONS.

                  In case at any time after the date hereof:

                           (1) the Company shall declare a dividend (or any
                  other distribution) on its Common Stock payable otherwise than in cash out of its capital surplus or its consolidated retained earnings;

                           (2) the Company shall authorize the granting to the
                  holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class (or of securities convertible into shares of Capital Stock of any class) or of any other rights;

                           (3) there shall occur any reclassification of the
                  Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

                           (4) there shall occur the voluntary or involuntary
                  dissolution, liquidation or winding up of the Company;

                  the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of securities pursuant to Section 9.2, and shall cause to be provided to the Trustee and all Holders in accordance with
Section 12.2, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating:

                  (B) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined; or

                  (C) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of

Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

                  Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 11.6.

                  SECTION 11.7. COMPANY TO RESERVE COMMON STOCK.

                  The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock including treasury shares, for the purpose of effecting the conversion of the Securities (including PIK Loans), the full number of shares of fully paid and nonassessable Common Stock then issuable upon the conversion of all Outstanding Securities (including PIK Loans).

                  SECTION 11.8. COMMON STOCK TO BE FULLY PAID AND NONASSESSABLE.

                  The Company covenants that all Common Stock which may be issued upon conversion of Securities will upon issue be duly and validly issued, fully paid and nonassessable, free from preemptive rights and free of any lien or adverse claim and, except as provided in Section 11.9, the Company will pay all taxes, liens and charges with respect to the issue thereof.

                  SECTION 11.9. TAXES ON CONVERSIONS.

                  Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant to Article 11. A Holder delivering a Security for conversion shall be liable for and will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of such Security or Securities to be converted, and no such issue or delivery shall be made unless the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

                  SECTION 11.10. CANCELLATION OF CONVERTED SECURITIES.

                  All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee.

                  SECTION 11.11. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

                  If any of following events occur:

                           (1) any reclassification or change of the outstanding
                  shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), as a result of which holders of Common Stock shall be entitled to receive Capital

                  Stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

                           (2) any merger, consolidation, statutory share
                  exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

                           (3) any sale or conveyance of the properties and
                  assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as applicable, shall execute with the Trustee a supplemental indenture (which shall comply with this Indenture and the TIA as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such Security shall be convertible into the kind and amount of shares of capital stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 11.11 the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
11. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as applicable, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

                  The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the Register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

                  The above provisions of this Section shall apply to successive or series of related reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

                  If this Section 11.11 applies to any event or occurrence,
Section 11.4 shall not apply.

                  SECTION 11.12. RESPONSIBILITY OF TRUSTEE FOR CONVERSION PROVISIONS.

                  (a) The Trustee, subject to the provisions of Section 5.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or intent of any such adjustments when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be accountable with respect to the validity or value (of the kind or amount) of any Common Stock or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of
Section 5.1, and any Conversion Agent shall not be responsible or liable for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                                   ARTICLE 12

                     OTHER PROVISIONS OF GENERAL APPLICATION

                  SECTION 12.1. TRUST INDENTURE ACT CONTROLS.

                  This Indenture is subject to the provisions of the TIA which are then applicable and required to be part of this Indenture, and shall, to the extent so applicable and required, be governed by such provisions.

                  SECTION 12.2. NOTICES.

                  Any notice or communication to the Company or the Trustee is duly given if in writing (which may be by facsimile with the original to follow) and delivered in person or mailed by first-class mail to the address set forth below:

                  (a) if to the Company:

                  America West Holdings Corporation
                  111 West Rio Salado Parkway
                  Tempe, Arizona 85281
                  Attn: Executive Vice President and Chief Financial Officer

                  Fax:  (480) 693-2899

                  With a copy to:

                  Cooley Godward LLP
                  One Maritime Plaza
                  20th Floor
                  San Francisco, California 94111
                  Attn.:  Samuel M. Livermore
                  Fax: (415) 951-3699

                  (b) if to the Trustee:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890
                  Attn:  Corporate Trust Administration
                  Fax:  (302) 651-8882

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication to a Holder shall be mailed by first class mail to his address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders. If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee at the same time.

                  If a notice or communication is mailed or sent in the manner provided above within the time prescribed it is duly given as of the date it is mailed, whether or not the addressee receives it.

                  SECTION 12.3. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

                  Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under the Securities or this Indenture. The Company, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.

                  SECTION 12.4. ACTS OF HOLDERS OF SECURITIES.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by:

                           (1) one or more instruments of substantially similar
                  tenor signed by such Holders in person or by agent or proxy duly appointed in writing;

                           (2) the record of Holders of Securities voting in
                  favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 8; or

                           (3) a combination of such instruments and any such
                  record.

                  Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 5.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 8.6.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be provided in any manner which the Trustee reasonably deems sufficient.

                  (c) The Principal amount and serial numbers of Securities held by any Person, and the date of such Person holding the same, shall be proved by the Register.

                  (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holders of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 12.5. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the Opinion of Counsel with respect to the matters upon which such certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with.

                  SECTION 12.6. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (1) a statement that each individual signing such
                  certificate or opinion on behalf of the Company, has read such covenant or condition and the definitions herein relating thereto;

                           (2) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of each such
                  individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement as to whether, in the opinion of each
                  such individual, such condition or covenant has been complied with.

                  SECTION 12.7. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 12.8. SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 12.9. SEPARABILITY CLAUSE.

                  In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 12.10. BENEFITS OF INDENTURE.

                  (a) Subject to clause (b) below, nothing contained in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

                  (b) The Registration Rights Agreement is being entered into by the Company in connection with the issuance of the Securities for the benefit of the Holders from time to time with the intention that the Holders may enforce their rights as if they are parties thereto. Notwithstanding any provision herein to the contrary, the Trustee shall not be deemed a party to the Registration Rights Agreement and any rights or remedies available to the Holders thereunder may be directly pursued by such Holders in accordance with the terms therein.

                  SECTION 12.11. GOVERNING LAW.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 12.12. COUNTERPARTS.

                  This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 12.13. LEGAL HOLIDAYS.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert such Security shall not be a Business Day at any Place of Payment or Place of Conversion, then (notwithstanding any other provision of this Indenture or of the Securities) payment of Principal on or Interest on or conversion of the Securities, need not be made at such Place of Payment or Place of Conversion on such day, but may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity or on such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no Interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as applicable.

                  SECTION 12.14. RECOURSE AGAINST OTHERS.

                  Other than pursuant to the Guaranty, no recourse for the payment of the Principal of or Interest on any Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director or manager, as such, past, present or future, of the Company or any successor entity to the Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance thereof and as part of the consideration for the issue thereof, expressly waived and released.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.



                                AMERICA WEST HOLDINGS CORPORATION


                                By: /s/ Stephen L. Johnson
                                    Name:  Stephen L. Johnson
                                    Title: Executive Vice President -- Corporate




                                WILMINGTON TRUST COMPANY, AS TRUSTEE AND
                                NOT IN ITS INDIVIDUAL CAPACITY


                                    By: /s/ W. Chris Sponenberg
                                        Name:  W. Chris Sponenberg
                                        Title: Vice President

                                                                       EXHIBIT A

                                FORM OF SECURITY




     Reference is made to Exhibit 4.16 to the America West Holdings Corporation and America West Airlines, Inc. Form 8-K filed on January 31, 2002 with the Securities and Exchange Commission.

                                                                       EXHIBIT B

                                 ASSIGNMENT FORM

                  To assign this Security, fill in the form below and have your signature guaranteed:

                  (I) or (we) assign and transfer this Security to:

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)


________________________________________________________________________________
              (Print or type assignee's name, address and zip code)


and irrevocably appoint _______________ to transfer this Security on the books of the Company. The agent may substitute another to act for him.


      Your Name:________________________________________________________________
                (Print your name exactly as it appears on the face of this
                                        Security)

      Dated:____________________________________________________________________

      Your Signature:___________________________________________________________
                     (Sign exactly as your name appears on the  face of this
                                        Security)

SIGNATURE GUARANTEE*:___________________________________________________________



_________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                                                       EXHIBIT C

                            FORM OF CONVERSION NOTICE

TO:   America West Holdings Corporation
      111 West Rio Salado Parkway
      Tempe, Arizona 85281

                  The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 Principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted Principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

      Your Name:________________________________________________________________
                  (Print your name exactly as it appears on the face of this
                                        Security)

      Dated:____________________________________________________________________

      Your Signature:___________________________________________________________
                      (Sign exactly as your name appears on the face of this
                                       Security)

      Signature Guarantee*:_____________________________________________________

      Social Security or other Taxpayer Identification Number:__________________

      Principal amount to be converted (if less than all):$_____________________

      Fill in for registration of shares (if to be issued) and Securities (if to be delivered) other than to and in the name of the registered holder


________________________________________________________________________________
                                     (Name)
________________________________________________________________________________
                                (Street Address)
________________________________________________________________________________
                           (City, State and Zip Code)


_________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                                                       EXHIBIT D


                     FORM OF REGISTRATION RIGHTS AGREEMENT


Reference is made to Exhibit 4.17 to the America West Holdings Corporation and America West Airlines, Inc. Form 8-K filed on January 31, 2002 with the Securities and Exchange Commission.